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                                                                  Exhibit 23.1
                             ARTHUR ANDERSEN LLP

As independent public accountants, we hereby consent to the incorporation by reference in the Preliminary Prospectus on Form S-8 registration statement of our reports dated February 1, 1996 included or incorporated by reference in Hilton Hotels Corporation's Form 10-K for the year ended December 31, 1995.


                                           /s/ ARTHUR ANDERSEN LLP
                                           ARTHUR ANDERSEN LLP
Los Angeles, California
May 21, 1995